
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                   Lee Servicing Company reports the following
 information pertaining to Series 1997-2 Sub-Pool 1 for September 25, 1997, the Remittance date.

                       Due period ended: September 1, 1997

===============================================================================

    1 Total Actual Principal Collections                             962,835.06
    2 Total Actual Interest Collections                            1,033,421.76
    3 Less: Service Fees Previously Remitted                          56,536.06
    4 Additional Proceeds                                                  0.00
                                                                   ------------
    5   Total Collections:                                         1,939,720.76

      Pre-Funding Account Transfer                                         0.00
    7 Interest Coverage Account Transfer                               9,331.76
                                                                   ------------
    8   Aggregate Amount Received:                                 1,949,052.52

      MONTHLY ADVANCES
      ----------------
    9 Delinquent Interest                                            231,989.16
   10 Compensating Interest                                            2,775.76
   11 Cross Collateral Deposit                                             0.00
   12 Reserve Withdrawal per Sec. 6.14c                                    0.00
                                                                   ------------
   13   Available Remittance Amount:                               2,183,817.44

      FEES
      ----
   14 Expense Account Deposit:                                         3,279.68
                                                                   ------------
   15      Adjusted Remittance Amount:                             2,180,537.76

      REMAINING AMOUNT AVAILABLE:
      ---------------------------
   16      Adjusted Remittance Amount                              2,180,537.76
   17      Insured Payments                                                0.00
   18      Supplemental Interest Due                                       0.00
   19      Insurance Account Deposit @ 13 bp
              the Ending Principal Balance                            14,211.95
   20      Cross Collateral Withdrawal                                     0.00
   21      Class Remittance Amounts                                2,166,325.81
   22      Supplemental Interest not Previously
               Reimbursed                                                  0.00
   23      Non-Recoverable Advances not
              Previously Reimbursed                                        0.00
                                                                   ------------
   24 Total Remaining Amount Available:                                    0.00
                                                                   ============
      Amount of Reimbursements Pursuant to Sec. 5.04
   25   Servicing Fee                                                      0.00
   26   Monthly Advances and Servicer Advances                             0.00
   27   Other Mortgage Payments                                            0.00
   28   Interest Earned on P&I Deposits                                    0.00
   29   Additional Servicing Compensation                                  0.00

===============================================================================


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                   Lee Servicing Company reports the following
 information pertaining to Series 1997-2 Sub-Pool 1 for September 25, 1997, the Remittance date.

                       Due period ended: September 1, 1997
============================================================================================================
                                                           TOTAL             CLASS A-1          CLASS A-2
                                                           -----             ---------          ---------
   30 Loans Outstanding - BOM                                    2333
   31 Opening Loan Balance                             128,431,769.79      47,200,917.54      13,914,979.53
   32 Pre-Funding Account Balance                        5,904,614.14       2,491,784.25         584,623.42
   33 Initial Overcollateralization                      2,186,337.43       2,186,337.43               0.00
   34 Realized Losses, LTD                                       0.00               0.00               0.00
   35 Carryforward Amount                                        0.00               0.00               0.00
                                                       --------------      -------------      -------------
   36 Total Class Principal Balance                    132,150,046.50      47,506,364.36      14,499,602.95
   37      Pool Factor per Loan Balance                    95.5266574%        35.1077143%        10.3498650%
   38      Pool Factor per Class Balance                   98.2922858%        35.3349035%        10.7847039%

   39 Excess Spread                                              0.00
   40 Cross Collateral Withdrawal                                0.00
   41 Cross Collateral Deposit                                   0.00               0.00
   42 Additional Principal due Class A                     483,935.56         483,935.56
   43 Interest Remittance @ Pass-Through Rates             719,555.19         235,017.94          80,593.63
   44 Supplemental Interest Remittance                           0.00               0.00               0.00

      PRINCIPAL ADDITIONS:
   45           Number of loans                                    97
   46           Transfers from Pre-Funding Account       5,904,614.14       2,491,784.25         584,623.42

      PRINCIPAL REDUCTIONS:
   47           Class 1A-5 Lockout Remittance                    0.00
   48           Prepayments - Number                               19                 19
   49           Prepayments - Dollar                       803,007.81         803,007.81               0.00
   50           Net Liquidation Proceeds                         0.00               0.00               0.00
   51           Curtailments                                 5,393.81           5,393.81               0.00
   52           Normal and Excess Payments                 154,433.44         154,433.44               0.00
   53           Pre-Funding Account Transfer                     0.00               0.00               0.00
                                                       --------------      -------------      -------------
   54 Total Principal Remittance                           962,835.06         962,835.06               0.00
   55 Additional Principal Reduction                       483,935.56         483,935.56               0.00
                                                       --------------      -------------      -------------
   56 Total Remittance                                   2,166,325.81       1,681,788.56          80,593.63
                                                       ==============      =============      =============
   57 Current Month Realized Loss - Number                          0                  0
   58 Current Month Realized Loss - Dollar                       0.00               0.00

      CLASS PRINCIPAL BALANCE - EOM
   59 Loans Outstanding - EOM                                    2411
   60 Closing Loan Balance                             133,373,548.87      48,729,866.73      14,499,602.95
   61 Pre-Funding Account Balance                                0.00               0.00               0.00
   62 Additional Principal Reduction, LTD                2,670,272.99       2,670,272.99               0.00
   63 Realized losses, LTD                                       0.00               0.00               0.00
                                                       --------------      -------------      -------------
   64 Total Class Principal Balance                    130,703,275.88      46,059,593.74      14,499,602.95
   65      Pool Factor per Loan Balance                    99.2023183%        36.2449361%        10.7847039%
   66      Pool Factor per Class Balance                   97.2161878%        34.2588056%        10.7847039%



                                                          CLASS A-3          CLASS A-4          CLASS A-5         CLASS R
                                                          ---------          ---------          ---------         -------
   30 Loans Outstanding - BOM                           23,223,621.02      12,475,498.89      31,616,752.81
   31 Opening Loan Balance                                 975,716.31         524,145.13       1,328,345.03
   32 Pre-Funding Account Balance                                0.00               0.00               0.00
   33 Initial Overcollateralization                              0.00               0.00               0.00
   34 Realized Losses, LTD                                       0.00               0.00               0.00
                                                       --------------      -------------      -------------
   35 Carryforward Amount                               24,199,337.33      12,999,644.02      32,945,097.84
   36 Total Class Principal Balance                        17.2735678%         9.2791893%        23.5163209%
   37      Pool Factor per Loan Balance                    17.9992988%         9.6690448%        24.5043347%
   38      Pool Factor per Class Balance
                                                                                                                    0.00
   39 Excess Spread                                                                                                 0.00
   40 Cross Collateral Withdrawal
   41 Cross Collateral Deposit
   42 Additional Principal due Class A                     136,322.93          76,264.58         191,356.11
   43 Interest Remittance @ Pass-Through Rates                   0.00               0.00               0.00
   44 Supplemental Interest Remittance

      PRINCIPAL ADDITIONS:
   45           Number of loans                            975,716.31         524,145.13       1,328,345.03
   46           Transfers from Pre-Funding Account

      PRINCIPAL REDUCTIONS:                                                                            0.00
   47           Class 1A-5 Lockout Remittance
   48           Prepayments - Number                             0.00               0.00               0.00
   49           Prepayments - Dollar                             0.00               0.00               0.00
   50           Net Liquidation Proceeds                         0.00               0.00               0.00
   51           Curtailments                                     0.00               0.00               0.00
   52           Normal and Excess Payments                       0.00               0.00               0.00
                                                       --------------      -------------      -------------         ----
   53           Pre-Funding Account Transfer                     0.00               0.00               0.00
   54 Total Principal Remittance                                 0.00               0.00               0.00
                                                       --------------      -------------      -------------         ----
   55 Additional Principal Reduction                       136,322.93          76,264.58         191,356.11         0.00
                                                       ==============      =============      =============         ====
   56 Total Remittance

   57 Current Month Realized Loss - Number
   58 Current Month Realized Loss - Dollar

      CLASS PRINCIPAL BALANCE - EOM
   59 Loans Outstanding - EOM                           24,199,337.33      12,999,644.02      32,945,097.84
   60 Closing Loan Balance                                       0.00               0.00               0.00
   61 Pre-Funding Account Balance                                0.00               0.00               0.00
   62 Additional Principal Reduction, LTD                        0.00               0.00               0.00
                                                       --------------      -------------      -------------
   63 Realized losses, LTD                              24,199,337.33      12,999,644.02      32,945,097.84
   64 Total Class Principal Balance                        17.9992988%         9.6690448%        24.5043347%
   65      Pool Factor per Loan Balance                    17.9992989%         9.6690448%        24.5043347%
   66      Pool Factor per Class Balance

====================================================================================================================


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                   Lee Servicing Company reports the following
 information pertaining to Series 1997-2 Sub-Pool 1 for September 25, 1997, the Remittance date.

                       Due period ended: September 1, 1997
===================================================================================================================
                                                                    TOTAL             CLASS A-1          CLASS A-2
                                                                    -----             ---------          ---------
   67 Weighted Note Rate - THIS Remittance                       11.88134%
   68 Weighted Note Rate - NEXT Remittance                       11.54121%

   69 Related Remittance Period for Libor Rate                    25-Aug-97             thru             24-Sep-97
   70 Days in Related Period                                         31

   71 Pass-Through Rates                                                              5.74500%             6.67%

   72 Weighted Average Remaining Term                              214.47

   73 Original Pool - Principal Balance                          94,729,249.31      35,625,326.78      10,124,599.82
   74 Original Pool - Pre-Funding Account                        40,937,753.72      15,395,676.25       4,375,400.18
   75 Original Pool - Additional Principal Reduction              1,221,003.03       1,221,003.03               0.00
                                                                --------------      -------------      -------------
   76 Original Pool Total                                       134,446,000.00      49,800,000.00      14,500,000.00
   77 Original Pool - Number of Loans                                     1674


                                                                    Class A-3         CLASS A-4          CLASS A-5
                                                                    ---------         ---------          ---------
   67 Weighted Note Rate - THIS Remittance
   68 Weighted Note Rate - NEXT Remittance

   69 Related Remittance Period for Libor Rate
   70 Days in Related Period

   71 Pass-Through Rates                                             6.76%              7.04%              6.97%

   72 Weighted Average Remaining Term

   73 Original Pool - Principal Balance                          16,897,607.98       9,077,227.43      23,004,487.30
   74 Original Pool - Pre-Funding Account                         7,302,392,02       3,922,772.57       9,941,512.70
   75 Original Pool - Additional Principal Reduction                      0.00               0.00               0.00
                                                                --------------      -------------      -------------
   76 Original Pool Total                                        24,200,000.00       13,000,00.00      32,946,000.00
   77 Original Pool - Number of Loans

--------------------------------------------------------------------------------------------------------------------


      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      --------------------------------------------
                                                                 Beg. of Month        Current Month      End of Month
                                                                 -------------        -------------      ------------

   78 Additional Principal Reduction, LTD                           965,334.40         483,935.56       1,449,269.96
   79 Cross Collateral Deposits                                           0.00               0.00               0.00
   80 Less:  Realized Losses, LTD                                         0.00               0.00               0.00
                                                                --------------      -------------      -------------
   81 Overcollateralization of Principal                            965,334.40         483,935.56       1,449,269.96
                                                                ==============      =============     ==============

   82 Base Overcollateralization Required                                                               7,800,852.67
   83 Required Overcollateralization Amount                                                             7,800,852.67

      CURRENT MONTH SUBORDINATED AMOUNT                          Beg. of Month        Current Month      End of Month
      ---------------------------------                          -------------        -------------      ------------
   84 Original Subordinated Amount                               16,890,541.87             N/A         16,890,541.87
   85 Less: Cumulative Realized Losses                                    0.00               0.00               0.00
   86 Plus: Cumulative Additional Proceeds                                0.00               0.00               0.00
                                                                --------------      -------------      -------------
   87 Current Subordinated Amount                                16,890,541.87                         16,890,541.87
                                                                ==============                        ==============

      NONRECOVERABLE ADVANCE RECONCILIATION
      -------------------------------------
   88 Beginning of Month                                                                     0.00
   89 Current Month Unpaid Nonrecoverable Advance                                            0.00
   90 Less: Current Month Reimbursement                                                      0.00
                                                                                    -------------
   91 End of Month                                                                           0.00
=====================================================================================================================

                                  Page 3 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                   Lee Servicing Company reports the following
 information pertaining to Series 1997-2 Sub-Pool 1 for September 25, 1997, the Remittance date.

                       Due period ended: September 1, 1997
=====================================================================================================================
                                                                             CLASS              CLASS
                                                          TOTAL                A1                 A2
                                                          -----              -----              -----

   92 Total Class Principal - Original Pool          $134,446,000.00     $49,800,000.00     $14,500,000.00
   93 Interest Remittance Amount                          719,555.19         235,017.94          80,593.63
   94 Interest Rate Factor/1000                             5.352001           4.719236           5.558181

   95 Total Principal Collections                         962,835.06         962,835.06               0.00
   96 Prefunding Account Excess                                 0.00               0.00               0.00
   97 Additional Principal Reduction                      483,935.56         483,935.56               0.00
                                                      --------------      -------------      -------------
   98 Principal Remittance Amount                       1,446,770.62       1,446,770.62               0.00
   99 Principal Payment Factor/1000                        10.760979          29.051619           0.000000
  100 Current Month Ending Principal Factor               972.161879          924.89144         999.972617

  101 Prior Month Principal Factor                        982.922858         953.943059         999.972617


                                                          CLASS              CLASS              CLASS
                                                            A3                 A4                 A5
                                                          -----              -----              -----

   92 Total Class Principal - Original Pool           $24,200,000.00     $13,000,000.00     $32,946,000.00
   93 Interest Remittance Amount                          136,322.93          76,264.58         191,356.11
   94 Interest Rate Factor/1000                             5.633179           5.866506           5.808174

   95 Total Principal Collections                               0.00               0.00               0.00
   96 Prefunding Account Excess                                 0.00               0.00               0.00
   97 Additional Principal Reduction                            0.00               0.00               0.00
                                                      --------------      -------------      -------------
   98 Principal Remittance Amount                               0.00               0.00               0.00
   99 Principal Payment Factor/1000                         0.000000           0.000000           0.000000
  100 Current Month Ending Principal Factor               999.972617         999.972617         999.972617

  101 Prior Month Principal Factor                        999.972617         999.972617         999.972617

=====================================================================================================================

                                  Page 4 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 SUB POOL 2

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for September 25, 1997, the Remittance date.

                         Period Ended: September 1, 1997
================================================================================================
   1  Total Actual Principal Collections                                            2,914,318.56
   2  Total Actual Interest Collections                                             1,041,385.62
   3  Less: Service Fees Previously Remitted                                           63,119.05
   4  Additional Proceeds                                                                   0.00
                                                                                    ------------
   5       Total Collections:                                                       3,892,585.13

   6  Pre-Funding Account Transfer                                                          0.00
   7  Interest Coverage Account Transfer                                                  255.49
                                                                                    ------------
   8  Aggregate Amount Received:                                                    3,892,840.62

      Monthly Advance

   9       Delinquent Interest                                                        364,981.59
  10       Compensating Interest                                                        8,495.24
  11       Amounts Held for Future Distributions                                            0.00
  13  Reserve Withdrawal Per Sec. 6.08 VII                                                  0.00
                                                                                    ------------
  14  Available Remittance Amount:                                                  4,266,317.45

  15       Less: Expense Account Deposit                                                4,016.19
  16       Cross Collateral Deposit                                                         0.00
                                                                                    ------------
  17  Adjusted Remittance Amount:                                                   4,262,301.26

      Remaining Amount Available:

  18       Adjusted Remittance Amount                                               4,262,301.26
  19       Insured Payments                                                                 0.00
  20       Supplemental Interest Due                                                        0.00
  21       Insurance Account Deposit @ 13bp
                the Ending Class Principal Balance                                     17,403.50
  22       Class Remittance Amounts                                                 4,244,897.76
  23       Cross Collateral Withdrawal                                                      0.00
  24       Supplemental Interest not Previously Reimbursed                                  0.00
  25       Non-Recoverable Advances not
                Previously Reimbursed                                                       0.00
                                                                                    ------------
  26  Total Remaining Amount Available:                                                     0.00
                                                                                    ============

      Amount of Reimbursements Pursuant to Sec. 5.04

  27       Servicing Fee                                                                    0.00
  28       Monthly Advances and Servicer Advances                                           0.00
  29       Other Mortgage Payments                                                          0.00
  30       Interest Earned on P&I Deposits                                                  0.00
  31       Additional Servicing Compensation                                                0.00

================================================================================================


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 SUB POOL 2

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for September 25, 1997, the Remittance date.

                                  Period Ended: September 1, 1997
=========================================================================================================================

                                                                              TOTAL             CLASS 2-A         CLASS A
                                                                              -----             ---------         -------

  32            Number of Loans                                                   1392
  33  Original Principal Balance                                        168,872,075.64       168,872,075.64*
  34  Original Pre-Funding Account Balance                                  182,928.68           182,928.68*
  35  Initial Overcollateralization                                       5,492,965.02         5,492,965.02
  36  Realized Losses, LTD                                                        0.00                 0.00
  37  Carryforward Amount                                                         0.00                 0.00
                                                                        --------------       --------------
  38  Opening Class Principal Balance                                   163,562,039.30       163,562,039.30
  39            Pool Factor per Loan Balance                               100.7866572%         100.7866572%
  40            Pool Factor per Class Balance                              100.0000000%         100.0000000%
  41  Excess Spread                                                               0.00                              0.00
  42  Additional Principal due Class A                                      504,522.75           504,522.75
  43  Cross Collateral Deposit                                                    0.00                 0.00
  44  Cross Collateral Withdrawal                                                 0.00                              0.00
  45  Interest Remittance                                                   826,056.45           826,056.45
  46  Supplemental Interest Remittance                                            0.00                 0.00

      PRINCIPAL ADDITIONS:

  47            Number of Loans                                                      2
  48            Transfers from Pre-Funding Account                          182,928.68           182,928.68

      PRINCIPAL REDUCTIONS:

  49            Prepayments - Number                                                18                   18
  50            Prepayments - Dollar                                      2,826,227.53         2,826,227.53
  51            Net Liquidation Proceeds                                          0.00                 0.00
  52            Curtailments                                                 16,576.34            16,576.34
  53            Normal and Excess Payments                                   71,514.69            71,514.69
  54            Pre-Funding Account Transfer                                      0.00                 0.00
                                                                        --------------       --------------
  55  Total Principal Remittance                                          2,914,318.56         2,914,318.56
  56  Additional Principal Reduction                                        504,522.75           504,522.75
                                                                        --------------       --------------
  57  Total Remittance                                                    4,244,897.76         4,244,897.76         0.00
                                                                        ==============       ==============         ====

  58  Carryforward Amount                                                         0.00
  59  Current Month Realized Loss - Number                                           0                    0
  60  Current Month Realized Loss - Dollar                                        0.00                 0.00

      CLASS PRINCIPAL BALANCE - EOM

  61            Number of Loans                                #                  1376
  62  Closing Loan Balance                                              166,140,685.76       166,140,685.76
  63  Pre-Funding Account Balance                                                 0.00                 0.00
  64  Additional Principal Reduction, LTD                                 5,997,487.77         5,997,487.77
  65  Realized Losses, LTD                                                        0.00                 0.00
  66  Carryforward Amount                                                         0.00                 0.00
                                                                        --------------       --------------
  67  Closing Class Principal Balance                                   160,143,197.99       160,143,197.99
  68            Pool Factor per Loan Balance                                99.1565022%          99.1565022%
  69            Pool Factor per Class Balance                               95.5770665%          95.5770665%

=========================================================================================================================


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for September 25, 1997, the Remittance date.

                                  Period Ended: September 1, 1997
=============================================================================================================================

                                                                             TOTAL               CLASS A1
                                                                             -----               --------

  70  Weighted Note Rate - This Remittance:                                10.72419%
  71  Weighted Note Rate - Next Remittance:                                10.24945%

  72  Pass-Through Rate:                                                    5.86500%             5.86500%

  73  Related Remittance Period:                                           25-Aug-97               thru             24-Sep-97
  74  Days in Related Period:                                                 31

  75  Weighted Average Remaining Term                                       349.11

  76  Original Pool - Principal Balance                                  119,164,842.18       119,164,842.18
  77  Original Pool - Pre-Funding Account Balance                         52,861,851.87        52,861,851.87
  78  Original Pool - Initial Overcollateralization                        4,472,694.05         4,472,694.05
                                                                         --------------       --------------
  79  Original Pool - Class Principal Balance                            167,554,000.00       167,554,000.00
  80  Original Pool - Number of Loans                                              1002

------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      --------------------------------------------
                                                                        Beginning of Month      Current Month     End of Month
                                                                        ------------------      -------------     ------------
  81  Initial Overcollateralization                                        1,020,270.97           504,522.75      1,524,793.72
  82  Cross Collateral Deposits, LTD                                               0.00                 0.00              0.00
  83  Less:  Realized Losses, LTD                                                  0.00                 0.00              0.00
                                                                         --------------       --------------    --------------
  84  Overcollateralization of Principal                                   1,020,270.97           504,522.75      1,524,793.72
                                                                         ==============       ==============    ==============

  85  Base Overcollateralization Requirement                                                                      7,913,228.20
  86  Required Overcollateralization                                                                              7,913,228.20

      CURRENT MONTH SUBORDINATED AMOUNT                                 Beginning of Month      Current Month     End of Month
      ---------------------------------                                 ------------------      -------------     ------------
  87  Original Subordinated Amount                                        17,804,763.45              N/A         17,804,763.45
  88  Less: Cumulative Realized Losses                                             0.00                 0.00              0.00
  89  Plus: Cumulative Additional Proceeds                                         0.00                 0.00              0.00
                                                                         --------------       --------------    --------------
  90  Current Subordinated Amount                                         17,804,763.45                          17,804,763.45
                                                                         ==============                         ==============
      NONRECOVERABLE ADVANCE RECONCILIATION
      -------------------------------------
  91  Beginning of Month                                                           0.00
  92  Current Month Nonrecoverable Advance                                         0.00
  93  Less: Current Month Reimbursment                                             0.00
                                                                         --------------
  94  End of Month                                                                 0.00
                                                                         ==============

==============================================================================================================================


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997, Lee Servicing Company reports the following information pertaining to series 1997-2 Sub Pool 2 for September 25, 1997, the Remittance date.

                                  Period Ended: September 1, 1997
=====================================================================================================================

                                                                                                           CLASS
                                                                                                             A1
                                                                                 ------------------------------------
  95  Total Class Principal - Original Pool                                      $167,554,000.00      $167,554,000.00
  96  Interest Remittance Amount                                                      826,056.45           826,056.45
  97  Interest Rate Factor/1000                                                         4.930091             4.930091

  98  Total Principal Collections                                                   2,914,318.56         2,914,318.56
  99  Prefunding Account Transfer                                                           0.00                 0.00
 100  Additional Principal Reduction                                                  504,522.75           504,522.75
                                                                                 ---------------      ---------------
 101  Principal Remittance Amount                                                   3,418,841.31         3,418,841.31
 102  Principal Payment Factor/1000                                                    20.404415            20.404415
 103  Principal Factor                                                                955.770664           955.770664

 104  Prior Month Principal Factor                                                    976.175079           976.175079

 * Ending balances 8/1/97 were incorrect. 9/1/97 Opening balances are correct.

=====================================================================================================================